SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Apollo Senior Floating Rate Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to Be Held on May 21, 2012.

Meeting Information
Meeting Type: Annual For holders: March 19, 2012 (Close of business)
APOLLO SENIOR FLOATING RATE FUND INC.
	Meeting Date: May 21, 2012	Time: 12:00 P.M.
Location: Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019 Purpose: To Elect the Class I Directors of the Fund Recommendation: The Board of Directors of the Fund recommends a vote FOR each nominee

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	You are receiving this communication because you hold shares in the above named fund.
This is not a ballot. You cannot use this notice to vote. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the proxy materials before voting.

See the reverse side of this notice for instructions of how to obtain proxy materials and voting instructions.

M43618-P23054

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

   NOTICE OF ANNUAL MEETING

  PROXY STATEMENT

  How to View Online:

  Have with you the information that is printed in the box marked by the arrow XXXX XXXX XXXX

  (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  Unless you request a paper or e-mail copy of these documents, you will not receive one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: To attend the Shareholder Meeting in person, you will be required to present a valid form of photo identification. Please check the Meeting materials for any additional special requirements for Meeting attendance. At the Meeting, you will need to request a ballot to vote.

Vote By Internet: To vote now by Internet, log on to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M43619-P23054

APOLLO SENIOR FLOATING RATE FUND INC - PREFERRED SHARES
The Board of Directors recommends a vote FOR each nominee listed:

1. Election of Directors.

Nominees:

01) Barry Cohen
02) Elliot Stein, Jr.

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

M43620-P23054

APOLLO SENIOR FLOATING RATE FUND INC - COMMON SHARES
The Board of Directors recommends a vote FOR the nominee listed:

1. Election of Directors.

Nominees:

01) Elliot Stein, Jr.

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

M43621-P23054